Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account B

Group Variable Annuity Contracts for Employer-Sponsored Deferred Compensation Plans	Individual Nonqualified Variable Annuity

Supplement Dated August 27, 2014

This supplement updates and amends certain information contained in the variable annuity Contract Prospectuses, Statements of Additional Information (“SAI”) and Contract Prospectus Summary, if applicable. Please read it carefully and keep it with the applicable Contract Prospectus, SAI and Contract Prospectus Summary for future reference.

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IMPORTANT INFORMATION ABOUT THE COMPANY

ING Life Insurance and Annuity Company (the “Company,” we,” “our”) issues the above-referenced contracts and is responsible for providing these contracts’ insurance and annuity benefits. We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Through a merger, our operations include the business of Aetna Variable Annuity Life Insurance Company (formerly known as Participating Annuity Life Insurance Company, an Arkansas life insurance company organized in 1954). Prior to January 1, 2002, the Company was known as Aetna Life Insurance and Annuity Company.

We are an indirect, wholly owned subsidiary of Voya Financial, Inc. (“VoyaTM”), which until April 7, 2014, was known as ING U.S., Inc. In May, 2013, the common stock of Voya began trading on the New York Stock Exchange under the symbol “VOYA” and Voya completed its initial public offering of common stock.

Voya is an affiliate of ING Groep N.V. (“ING”), a global financial institution active in the fields of insurance, banking and asset management. In 2009 ING announced the anticipated separation of its global banking and insurance businesses, including the divestiture of Voya, which together with its subsidiaries, including the Company, constitutes ING’s U.S.-based retirement, investment management and insurance operations. As of March 25, 2014, ING’s ownership of Voya was approximately 43%. Under an agreement with the European Commission, ING is required to divest itself of 100% of Voya by the end of 2016.

In connection with Voya’s rebranding efforts, the following changes are effective September 1, 2014:

•      ING Life Insurance and Annuity Company will be renamed Voya Retirement Insurance and Annuity Company;

•      ING Financial Advisers, LLC will be renamed Voya Financial Partners, LLC;

•      ING Financial Partners, Inc. will be renamed Voya Financial Advisors, Inc.; and

•      ING North America Insurance Corporation will be renamed Voya Services Company.

In general, all other references to the name ING will be replaced with the name Voya with the exception of ING Groep N.V., which will remain unchanged.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

X.VRIAC2-14	August 2014